                      SECURITIES AND EXCHANGE COMMISSION

                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):  February 5, 1997
                                    ----------------

                      VITAFORT INTERNATIONAL CORPORATION
                      ----------------------------------
            (Exact Name of Registrant as specified in its Charter)



          Delaware                  0-18438              68-0110509
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)        Identification No.)



Suite 480, 1800 Avenue of the Stars, Los Angeles, California               90067
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number,
including area code:             (310) 552-6393
                           --------------------------



                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------------------------------------------------------

     On February 5, 1997, the Company dismissed the firm of KPMG Peat Marwick, LLP ("KPMG") as the Company's independent auditors, effective immediately. The Company then selected BDO Seidman ("BDO") to act as the Company's independent auditors for the fiscal year ending December 31, 1996. The foregoing actions of the Company were ratified by the Board of Directors.

     The reports of KPMG on the Company's financial statements for the years ended December 31, 1994 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 1994 contained a "going concern" explanatory paragraph.

     During the two years ended December 31, 1995, and during the subsequent period from January 1, 1996 through February 5, 1997, there were no "Disagreements" (as such term is defined under the Federal Securities laws) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of KPMG, would have caused that firm to make reference to the subject matter of the Disagreements in connection with their report.

     During the two years ended December 31, 1995, and during the period from January 1, 1996 through February 5, 1997, the Company was not (i) advised by KPMG that the Company did not have internal controls necessary to develop reliable financial statements; (ii) advised by KPMG that it was no longer able to rely on management's representations or that it was unwilling to be associated with financial statements prepared by management; (iii) advised by KPMG of a need to expand the scope of its audit; or (iv) advised by KPMG that information had come to its attention that materially impacted the fairness or reliability of any audit report or financial statement issued or to be issued, or caused them to be unwilling to rely on management's representations or be associated with the Company's financial statements (collectively, "Reportable Events").

     During the year ended December 31, 1995, and the period from January 1, 1996 to January 31, 1997, neither the Company, nor anyone on its behalf, consulted BDO on (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of Disagreement or a Reportable Event. A letter from KPMG is attached as Exhibit d.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     (a)  Letter from KPMG as of February 5, 1997. None

     (b)  Financial Statements. None

     (c)  Pro Forma Financial Information. None

     (d)  Letter from KPMG dated February 6, 1997.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       VITAFORT INTERNATIONAL CORPORATION


                                       By: /s/ Mark Beychok
                                          -------------------------------
                                          Mark Beychok
                                          Chief Executive Officer

Dated: February 11, 1997